UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: September 27, 2019
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Broadway
Cambridge, MA 02142
(617) 444-3000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 27, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Akamai Technologies, Inc. (“Akamai” or the “Company”) approved an amendment and restatement of the Akamai Technologies, Inc. Executive Severance Pay Plan (the “Executive Severance Plan”) to, among other things, replace references to stock options with references to equity awards (as no executive currently holds any outstanding stock options) and eliminate the requirement that an executive enter into a noncompetition agreement to be entitled to receive severance payment under the Executive Severance Plan. The foregoing description is qualified in its entirety by the full text of the Executive Severance Plan set forth in Exhibit 10.1 and incorporated herein by reference.
On September 27, 2019, following approval by the Compensation Committee, the Company entered into an Addendum to the Transition Agreement dated February 25, 2019 between Akamai and James Benson, its former Chief Financial Officer (the “Addendum”). The Addendum (i) extends the term of the original agreement from September 30, 2019 to February 28, 2020; (ii) provides that Mr. Benson is eligible for a discretionary bonus of $40,000 at the conclusion of such term; and (iii) provides for the termination of unvested time-based restricted stock units issued by the Company that are held by Mr. Benson. The foregoing description is qualified in its entirety by the full text of the Addendum set forth in Exhibit 10.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

10.1	Akamai Technologies, Inc. Executive Severance Pay Plan, as amended

10.2	Addendum to the Transition Agreement dated September 27, 2019 between the Registrant and James Benson

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKAMAI TECHNOLOGIES, INC.
Date: October 2, 2019	By: ________/s/ Aaron Ahola ______________________ Name: Aaron Ahola Title: Executive Vice President, General Counsel and Corporate Secretary